Exhibit 99.1

NASDAQ:WISA Summit Wireless (NASDAQ: WISA) Business Update November 20, 2018

Forward - Looking Statements 2 The Private Securities Litigation Reform Act of 1995 provides a safe harbor for certain forward - looking statements, including statements in this presentation. Statements contained herein that are not based upon current or historical fact are forward - looking in nature and constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward - looking statements reflect the company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words anticipate, believe, estimate, upcoming, planned, target, intend and expect and similar expressions as they relate to Summit Wireless, its subsidiaries or its management are intended to identify such forward - looking statements. These forward - looking statements are based on information currently available to the company and are subject to a number of risks, uncertainties and other factors that could cause the company's actual results, performance, prospects and opportunities to differ materially from those expressed in or implied by these forward - looking statements. For a more detailed discussion of some of the ongoing risks and uncertainties of the company's business, refer to the company's various filings with the Securities and Exchange Commission.

Paradigm Shift: TVs Left Sound Behind 3 Bigger Thinner Higher Def Higher Res Great video, but POOR or NO SOUND TV attach rate to external audio reached 25% - 35% and increasing

Paradigm Shift: Content Multi - Channel Ready 4 Multiple Content Streams >8 0% of OTT encoded with multi - channel audio!

Paradigm Shift: Consumers Seek Simplicity 5 No Complex Receivers No Difficult Installations No Speaker Wires X X Complete Set - Up in Less than 30 Minutes X

Summit Wireless Technologies Is Immersive Sound 6 A leading provider of immersive, wireless, multi - channel sound technology for intelligent devices and next generation home entertainment systems. Summit Rx RF Module Summit ASIC ODM Branded Speakers SWS997 WiSA Ready WiSA Embedded Sound

AVRs TVs XBOX Windows 10 Surface Pro Sources Speakers 7 Delivering Consumer Choice and Simplicity Wireless Interoperability Standard Consumers Win • Greater simplicity • Greater access to content • Lower cost to enable

Expanding Membership Supporting interoperability standard, creating the ecosystem around Summit’s technology with consumer electronics brands, ODMs and consumers: 30+ brands including 8

Driving Membership • Bigger brands are joining WiSA • WiSA Ready platform gaining adoption • 14 new members in the last 13 months • Including 3 rd TV company; 2 are unannounced • 20 companies are currently reviewing the WiSA membership docs • 6 are TV companies 9

10 Smart Device Markets: Tablets, TVs, PCs, Game Consoles, eSports Poised to Drive Broad Market Expansion for Summit Unveiled Ready Certification Program Host Device • Simple implementation • No added cost to product • User interface firmware Consumer • Simple, quick set - up • Reduces cost

Ready USB Transmitters • Simple and cost effective • Up to 8 channels • Up to 24bit/96kHz transmission • All controls within source UI • Premium solution • Per speaker volume adjust • Global 10 band EQ and per speaker EQ • Bass management • Firmware update via mobile app • Mobile app for iOS and Android • Also Xbox Certified Axiim’s Link Summit’s Designed by LG Innotek www.axiim.com 11

12 WiSA Embedded IP Simplifying, Cost Reducing for Consumer WiSA Ready WiSA Traditional TV HDMI WIFI Bluetooth Dolby A/V Receiver Installation Installation Cost/Time Speakers Wired Speakers ≤ 8 Wireless Speakers ≤ 8 Wireless Speakers ≤ 8 Wireless Speakers WiSA Hub/ Soundbar WiSA USB Transmitter or WiSA Xbox Transmitter $1,500+ $300 - $800 $75 - $150 $1 HDMI WIFI Bluetooth Dolby

Q318: Harman’s Wireless Sound Solution 13 + =

Q32018 Financial Highlights Statement of Operations • Net Revenue: $385,000, compared to $ 196,000 in 3Q 2017 • Operating Loss: $3.0M, compared to $1.6M in 3Q 2017 • Net Loss: $31.8M, c ompared to $ 2.2M in 3Q 2017 • Adjusted EBITDA: $2.2M, compared to $2.0M in 3Q 2017 Balance Sheet • Total Assets: $8.2M, compared to $1.5M at December 31, 2017 14

Building Momentum 15 • Expand WiSA membership by 5 to 10 by of end of Q1 2019 • Announce 1 st WiSA Ready TV • Introduce more WiSA Certified branded speakers • Ship WiSA Ready Xbox products • File 4 to 6 additional patents Upcoming Milestones

• Hosting Investor Happy Hour Tuesday January 8, 2019 • Venetian Floor 29, Suite 106, 6:00 - 7:00 pm • Demonstration Stations • WiSA Ready TV • WiSA speakers • Xbox and WiSA speakers • WiSA AV Receivers 16 CES Demonstrations LAS VEGAS JAN 8 – 11, 2019

Paradigm Shifts Create Opportunity Global Interoperability Standard IP Portfolio + TM 11 patents issued/pending + WiSA ™ Expanding Market = Long - term Growth • Expanding ODM design/development pipeline • Increasing WiSA membership • Launching WiSA Ready + WiSA Embedded platforms • Increasing multi - brand cross - category marketing accelerating consumer awareness/demand Summit Wireless Technologies Investment Rationale 17 Personal Whole House Immersive Sound TAM* 1B+ speaker * Source: Company estimates, Statista, IDC, CTA, Parks Associates, GFX

NASDAQ:WISA GAAP to Non - GAAP Reconciliation Three Months Ended Sept. 30 Nine Months Ended Sept. 30 ($ 000s, unaudited) 2018 2017 2018 2017 GAAP net loss: $ (31,852) $ (2,617) $ (64,618) $ (9,481) Stock - based compensation expense 683 - 2,905 - Change in fair value of warrant liability 3,878 (3,220) 8,127 (3,203) Change in far value of derivative liability 10,908 - 14,294 - Non - GAAP net loss $ (16,383) $ (5,837) $ (39,292) $ (12,684) Interest expense 14,171 3,792 33,502 7,655 Provision for income taxes 6 - 8 - Depreciation and amortization 19 8 55 50 Adjusted EBITDA $ (2,187) $ (2,037) $ (5,727) $ (4,979) Summit Wireless Technologies reports financial information in accordance with GAAP, but believes that non - GAAP financial measure s are helpful in evaluating its operating results and comparing its performance to comparable companies. This presentation refers to certain non - GAAP financial measures in which Summit Wireless excludes stock - based compensation expenses, non - cash mark to market charges on warrants and convertible debt, and other one - time items from its GAAP financial results. 18